---------------------------------------
                         Annual Report October 31, 1998
                    ---------------------------------------

                                   OPPENHEIMER
                                   MidCap Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

 8 Fund Performance

---------------------------------------

13 Financial
   Statements

27 Report of
   Independent
   Accountants

---------------------------------------

28 Officers and
   Trustees

32 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The Fund performed generally well despite the challenges that impacted small- and mid-cap portfolios during the past year.

o We seek companies that we believe can grow their revenues and profits at an annual rate of at least 15% per year, even when the global economy is slowing.

Cumulative Total Returns
For the Period 12/1/97
to 10/31/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
8.30%           2.07%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
7.70%           2.70%
---------------------------------------

Class C

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
7.60%           6.60%
---------------------------------------

Class Y

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
8.80%           8.80%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

The inception date of the Fund is 12/1/97 (for all classes).

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. Class Y shares are offered to certain institutional investors. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


2  Oppenheimer MidCap Fund

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer
MidCap Fund

 Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

     Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

     As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

     Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


3  Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
"Even in an overall slower growth environment, mid-cap companies can still sustain a level of growth that is much higher than the market in general."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

What would be your overall evaluation of the Fund's performance?

The Fund performed generally well despite the challenges that impacted small- and mid-cap portfolios in the past 11 months since inception. Throughout most of the entire period that ended October 31, 1998, there has been a preference for the stability offered by large companies. In the first half of the period, large companies offered enough growth to satisfy investors, who saw no reason to take additional risks typically associated with smaller companies. However, in the second half of the period, the market had a new reason to prefer large companies. The worsening Asian economic crisis and Russia's collapsing currency led investors to seek large U.S. companies in a "flight to quality."

How would you describe your strategy in managing the Fund?

The Fund, which we launched on December 1, 1997, invests in businesses that generally offer the growth prospects of smaller companies without the risk inherent in small-cap stocks. When businesses reach a medium market capitalization (between $1 billion and $5 billion) they have matured beyond the risky start-up phase and are poised for steadier growth. Our goal is to find companies that we believe can grow their revenues and profits in excess of 15% per year, which is currently about twice the rate of growth for the general market as measured by the Standard & Poor's 500 Index.


4  Oppenheimer MidCap Fund

[PHOTO OMITTED]

Portfolio Management
(l to r)
John Doney
Bruce Bartlett
(Portfolio Manager)

Can you still expect companies to grow at a 15% annual rate when the global economy is slowing?

It's important not to confuse global economic growth with growth for specific companies. We're still searching for companies that can sustain high levels of earnings growth even during periods of a general slowdown in the market. That does not mean that the companies' earnings growth won't slow to some degree, but we are looking for companies that we believe are going to be able to sustain a level of growth that is much higher than the market in general.

Have you emphasized any particular industries?

We use a bottom-up stock selection process which has continued to lead us towards the technology sector. We believe that technology is becoming the fourth essential factor of production, after land, labor and capital. An example of a technology holding is Uniphase Corp., which manufactures components to help expand the transmission of voice data, video and Internet-related traffic. Sales and profits for this cutting-edge company have been growing at a 40% annual rate.

What would be another attractive area?

The consumer is the primary driver of the U.S. economy. Although there are concerns about a recession, the economy continues to display very low levels of unemployment, record low interest rates, strong real wage growth and very high levels of consumer confidence.


5  Oppenheimer MidCap Fund

Cumulative Total Returns
For the Period from 12/1/97 to 9/30/98(1)

                              Since
                              Inception
---------------------------------------
Class A                       -0.94%
---------------------------------------
Class B                       -0.60
---------------------------------------
Class C                        3.50
---------------------------------------
Class Y                        5.50
---------------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

These factors have translated into very strong sales of new and existing homes, which in turn has driven very high levels of home improvement and related items. A major holding in the Fund is Linens 'N Things, Inc., a leading retailer of home furnishings and accessories that is benefiting from the booming housing market.

      Another consumer-related stock in the portfolio is U.S. Foodservice, Inc., which distributes private label and general restaurant food supplies to restaurants, hotels and other institutions. We consider U.S. Foodservice to be a defensive stock because expenditures on food are generally unaffected by economic conditions.

What stock has held up particularly well during the market's recent volatility?

The Fund invested in a pharmaceuticals distribution company, which is benefiting from the aging population and the increasing demand for medication. The average number of prescriptions rises fourfold once a person reaches 60 years of age, and that segment of our population is going to be growing enormously over the next decade. This company is also a very predictable business that is relatively unaffected by the ups and downs of the economy.

What is your outlook?

Over the next few years, we think that medium-sized companies are going to be attractive investments.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The inception date of the Fund is 12/1/97 (for all classes). Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class Y shares are offered to certain institutional investors. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


6  Oppenheimer MidCap Fund

[PIE CHART OMITTED]

Asset Allocation(2)

Equities            80.6%
Cash Equivalents    19.4

Mid-cap stocks are offering a higher level of earnings growth than the market in general. At the same time, they are substantially less expensive than larger-cap stocks. So we believe that our style of seeking mid-cap companies that can sustain solid revenue and earnings growth will ultimately be rewarded. Since we build the Fund's holdings one stock at a time, we remain comfortable with the portfolio's investment merits. This focus on individual companies exhibiting superior growth is part of what makes Oppenheimer MidCap Fund The Right Way to Invest.

--------------------------------------------------------------------------------
 Top 10 Stock Holdings(2)
--------------------------------------------------------------------------------
 Sofamor Danek Group, Inc.                                                 3.4%
--------------------------------------------------------------------------------
 Linens 'N Things, Inc.                                                    3.4
--------------------------------------------------------------------------------
 Waters Corp.                                                              3.2
--------------------------------------------------------------------------------
 U.S. Foodservice, Inc.                                                    3.2
--------------------------------------------------------------------------------
 General Instrument Corp.                                                  3.1
--------------------------------------------------------------------------------
 Vitesse Semiconductor Corp.                                               3.1
--------------------------------------------------------------------------------
 Biogen, Inc.                                                              3.0
--------------------------------------------------------------------------------
 Uniphase Corp.                                                            3.0
--------------------------------------------------------------------------------
 Best Buy Co., Inc.                                                        2.8
--------------------------------------------------------------------------------
 Dial Corp. (The)                                                          2.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Top 5 Industries(2)
--------------------------------------------------------------------------------
 Computer Software                                                         9.5%
--------------------------------------------------------------------------------
 Retail: Specialty                                                         9.1
--------------------------------------------------------------------------------
 Telecommunications/Technology                                             8.2
--------------------------------------------------------------------------------
 Industrial Services                                                       7.4
--------------------------------------------------------------------------------
 Banks                                                                     6.1
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


7  Oppenheimer MidCap Fund

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the period from the inception of the Fund on December 1, 1997 to October 31, 1998, a difficult period for small- and mid-cap stocks, Oppenheimer MidCap Fund performed well. In fact, the Fund outperformed both the S&P MidCap 400 Index and the Lipper Mid-Cap Fund Index during this period. The portfolio managers seek companies that are growing at least 15% in revenues and profits per year and as a result, the portfolio has tended to include a large percentage of stock of technology companies. Other areas of emphasis tend to be pharmaceutical companies and niche retailers. The Fund's portfolio holdings, allocations and our management strategies are subject to change.


8  Oppenheimer MidCap Fund

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. Performance is measured from the inception of all the classes on December 1, 1997. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to that of S&P MidCap 400 Index. The S&P MidCap 400 is an unmanaged index of 400 domestic stocks chosen for market size liquidity, and industry group representation. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  Oppenheimer MidCap Fund

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer MidCap Fund (Class A) and S&P MidCap 400 Index

    [The following information was represented by a line graph in the printed materials.]

                                  Oppenheimer                   S&P 400
                                  MidCap Fund                    MidCap
                                    Class A                      Index
--------------------------------------------------------------------------------
12.1.97                              9425                        10000
--------------------------------------------------------------------------------
10.31.98                            10207                        10516
--------------------------------------------------------------------------------

Cumulative Total Return of Class A Shares of the Fund at 10/31/98(1)

Life  2.07%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer MidCap Fund (Class B) and S&P MidCap 400 Index

    [The following information was represented by a line graph in the printed materials.]

                                  Oppenheimer                   S&P 400
                                  MidCap Fund                    MidCap
                                    Class B                      Index
--------------------------------------------------------------------------------
12.1.97                             10000                        10000
--------------------------------------------------------------------------------
10.31.98                            10270                        10516
--------------------------------------------------------------------------------

Cumulative Total Return of Class B Shares of the Fund at 10/31/98(2)

Life  2.70%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P MidCap 400 Index in the graphs begins on 11/30/97.

1. The inception date of the Fund is 12/1/97. The cumulative total return is shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 12/1/97. The cumulative total return is shown net of the applicable 5% contingent deferred sales charge for the life of the class. The ending account value in the graph is net of the applicable 5% contingent deferred sales charge.


                           10 Oppenheimer MidCap Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer MidCap Fund (Class C) and S&P MidCap 400 Index

    [The following information was represented by a line graph in the printed materials.]

                                  Oppenheimer                   S&P 400
                                  MidCap Fund                    MidCap
                                    Class C                      Index
--------------------------------------------------------------------------------
12.1.97                             10000                        10000
--------------------------------------------------------------------------------
10.31.98                            10660                        10516
--------------------------------------------------------------------------------

Cumulative Total Return of Class C Shares of the Fund at 10/31/98(3)

Life  6.60%

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer MidCap Fund (Class Y) and S&P MidCap 400 Index

    [The following information was represented by a line graph in the printed materials.]

                                  Oppenheimer                   S&P 400
                                  MidCap Fund                    MidCap
                                    Class Y                      Index
--------------------------------------------------------------------------------
12.1.97                             10000                        10000
--------------------------------------------------------------------------------
10.31.98                            10880                        10516
--------------------------------------------------------------------------------

Cumulative Total Return of Class Y Shares of the Fund at 10/31/98(4)

Life  8.80%

3. Class C shares of the Fund were first publicly offered on 12/1/97. The cumulative total return is shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class Y shares of the Fund were first offered on 12/1/97 and are offered to certain institutional investors.

Past performance is not predictive of future performance.


                           11 Oppenheimer MidCap Fund

Financials

                           12 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
================================================================================
Common Stocks--79.2%
--------------------------------------------------------------------------------
Consumer Cyclicals--17.9%
--------------------------------------------------------------------------------
Autos & Housing--1.7%
Maytag Corp.                                             8,700      $   430,106
--------------------------------------------------------------------------------
Leisure & Entertainment--5.0%
Outback Steakhouse, Inc.(1)                             12,500          432,812
--------------------------------------------------------------------------------
SFX Entertainment, Inc., Cl. A(1)                       10,500          332,062
--------------------------------------------------------------------------------
Starbucks Corp.(1)                                      10,900          472,787
                                                                    -----------
                                                                      1,237,661

--------------------------------------------------------------------------------
Media--1.9%
Young & Rubicam, Inc.(1)                                18,300          478,087
--------------------------------------------------------------------------------
Retail:  Specialty--9.3%
Abercrombie & Fitch Co., Cl. A(1)                       17,000          674,687
--------------------------------------------------------------------------------
Best Buy Co., Inc.(1)                                   15,000          720,000
--------------------------------------------------------------------------------
Linens 'N Things, Inc.(1)                               27,500          850,781
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                     6,350           58,737
                                                                    -----------
                                                                      2,304,205

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--18.3%
--------------------------------------------------------------------------------
Food--4.3%
Twinlab Corp.(1)                                        12,000          266,250
--------------------------------------------------------------------------------
U.S. Foodservice, Inc.(1)                               17,000          807,500
                                                                    -----------
                                                                      1,073,750

--------------------------------------------------------------------------------
Healthcare/Drugs--5.6%
Bergen Brunswig Corp., Cl. A                            12,700          619,919
--------------------------------------------------------------------------------
Biogen, Inc.(1)                                         11,000          764,500
                                                                    -----------
                                                                      1,384,419

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--5.6%
Arterial Vascular Engineering, Inc.(1)                  10,000          307,500
--------------------------------------------------------------------------------
McKesson Corp.                                           3,000          231,000
--------------------------------------------------------------------------------
Sofamor Danek Group, Inc.(1)                             8,500          863,812
                                                                    -----------
                                                                      1,402,312


                           13 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Household Goods--2.8%
Dial Corp. (The)                                        25,000      $   689,063
--------------------------------------------------------------------------------
Financial--7.6%
--------------------------------------------------------------------------------
Banks--6.3%
AmSouth Bancorp                                         13,000          520,813
--------------------------------------------------------------------------------
First Tennessee National Corp.                          20,000          633,750
--------------------------------------------------------------------------------
Providian Financial Corp.                                5,000          396,875
                                                                    -----------
                                                                      1,551,438

--------------------------------------------------------------------------------
Diversified Financial--1.3%
Finova Group, Inc.                                       6,550          319,313
--------------------------------------------------------------------------------
Industrial--7.5%
--------------------------------------------------------------------------------
Industrial Services--7.5%
Acxiom Corp.(1)                                          5,300          133,163
--------------------------------------------------------------------------------
Allied Waste Industries, Inc. (New)(1)                  11,115          240,362
--------------------------------------------------------------------------------
Central Parking Corp.                                   12,700          532,606
--------------------------------------------------------------------------------
Metamor Worldwide, Inc.(1)                               3,500           89,906
--------------------------------------------------------------------------------
Republic Services, Inc., Cl. A(1)                       14,700          321,563
--------------------------------------------------------------------------------
ServiceMaster Co. (The)                                 11,550          243,994
--------------------------------------------------------------------------------
United Rentals, Inc.(1)                                 11,500          309,063
                                                                    -----------
                                                                      1,870,657

--------------------------------------------------------------------------------
Technology--27.2%
--------------------------------------------------------------------------------
Aerospace/Defense--1.5%
Gulfstream Aerospace Corp.(1)                            8,500          376,125
--------------------------------------------------------------------------------
Computer Hardware--3.3%
Waters Corp.(1)                                         11,000          808,500
--------------------------------------------------------------------------------
Computer Software/Services--9.7%
Ceridian Corp.(1)                                       12,000          688,500
--------------------------------------------------------------------------------
Citrix Systems, Inc.(1)                                  8,500          602,438
--------------------------------------------------------------------------------
Compuware Corp.(1)                                       8,300          449,756
--------------------------------------------------------------------------------
Electronic Arts, Inc.(1)                                10,000          411,250
--------------------------------------------------------------------------------
Visio Corp.(2)                                           9,600          255,600
                                                                    -----------
                                                                      2,407,544

--------------------------------------------------------------------------------
Electronics--4.4%
Micron Electronics, Inc.(1)                             15,000          314,063
--------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                          24,000          774,000
                                                                    -----------
                                                                      1,088,063


                           14 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Market Value
                                                        Shares     See Note 1
--------------------------------------------------------------------------------
Telecommunications/Technology--8.3%
General Instrument Corp.(1)                             30,500      $   783,469
--------------------------------------------------------------------------------
Global Crossings Ltd.(1)                                18,500          531,875
--------------------------------------------------------------------------------
Uniphase Corp.(1)(2)                                    15,300          757,350
                                                                    -----------
                                                                      2,072,694

--------------------------------------------------------------------------------
Utilities--0.7%
--------------------------------------------------------------------------------
Telephone Utilities--0.7%
Qwest Communications International, Inc.(1)              4,664          182,479
                                                                    -----------
Total Common Stocks (Cost $19,322,067)                               19,676,416

================================================================================
Preferred Stocks--2.8%
--------------------------------------------------------------------------------
L & H Capital Trust, Inc., 4.75% Cv. Preferred Income
Equity Redeemable Securities(3)                          8,000          283,000
--------------------------------------------------------------------------------
United Rental Trust I, 6.50% Cv. Quarterly Income
Preferred Securities(1)(3)                              10,000          403,750
                                                                    -----------
Total Preferred Stocks (Cost $900,000)                                  686,750

                                                    Face
                                                    Amount
================================================================================
Repurchase Agreements--19.7%
--------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital
Markets, 5.38%, dated 10/30/98, to be repurchased
at $4,902,197 on 11/2/98, collateralized by U.S.
Treasury Bonds, 6.25%-8.125%, 8/15/21-8/15/23,
with a value of $528,497, and U.S. Treasury Nts.,
5.625%-6.875%, 5/15/99-5/15/06, with a value of
$4,471,670 (Cost $4,900,000)                        $4,900,000        4,900,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $25,122,067)           101.7%      25,263,166
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                     (1.7)        (413,661)
                                                    ----------      -----------
Net Assets                                               100.0%     $24,849,505
                                                    ==========      ===========

1. Non-income producing security.

2. Securities with an aggregate market value of $1,012,950 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $686,750 or 2.76% of the Fund's net assets as of October 31, 1998.

See accompanying Notes to Financial Statements.


                           15 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (including repurchase
agreements of $4,900,000) (cost $25,122,067)
--see accompanying statement                                        $25,263,166
--------------------------------------------------------------------------------
Cash                                                                     71,703
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                        254,172
Shares of beneficial interest sold                                      319,022
Daily variation on futures contracts--Note 5                             18,450
Interest and dividends                                                    2,417
Other                                                                     6,949
                                                                    -----------
Total assets                                                         25,935,879

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                 1,047,588
Distribution and service plan fees                                        5,988
Shares of beneficial interest redeemed                                   11,538
Other                                                                    21,260
                                                                    -----------
Total liabilities                                                     1,086,374

================================================================================
Net Assets                                                          $24,849,505
                                                                    ===========
================================================================================
Composition of Net Assets
Paid-in capital                                                     $27,469,049
--------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (2,813,668)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5               194,124
                                                                    -----------
Net assets                                                          $24,849,505
                                                                    ===========


                           16 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$14,606,739 and 1,349,228 shares of beneficial interest outstanding)      $10.83

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $11.49

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,654,426 and 710,978 shares of beneficial interest
outstanding)                                                              $10.77

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,587,252 and 240,533 shares of beneficial interest
outstanding)                                                              $10.76

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,088 and 100 shares of beneficial
interest outstanding)                                                     $10.88

See accompanying Notes to Financial Statements.


                           17 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Period Ended October 31,1998(1)
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                            $   111,214
--------------------------------------------------------------------------------
Dividends                                                                28,614
                                                                    -----------
Total income                                                            139,828

================================================================================
Expenses
Management fees--Note 4                                                  81,953
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  15,837
Class B                                                                  32,114
Class C                                                                  11,598
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    24,579
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              15,907
--------------------------------------------------------------------------------
Shareholder reports                                                       8,798
--------------------------------------------------------------------------------
Registration and filing fees                                              7,644
--------------------------------------------------------------------------------
Other                                                                     9,554
                                                                    -----------
Total expenses                                                          207,984

================================================================================
Net Investment Loss                                                     (68,156)

================================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on investments                                     (2,757,709)
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments                                                          194,124
                                                                    -----------
Net realized and unrealized loss                                     (2,563,585)

================================================================================
Net Decrease in Net Assets Resulting from Operations                $(2,631,741)
                                                                    ===========

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

See accompanying Notes to Financial Statements.


                           18 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   October 31,
                                                                   1998(1)
================================================================================
Operations
Net investment loss                                                $    (68,156)
-------------------------------------------------------------------------------
Net realized loss                                                    (2,757,709)
-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                   194,124
                                                                   ------------
Net decrease in net assets resulting from operations                 (2,631,741)

================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                              15,972,120
Class B                                                               8,617,664
Class C                                                               2,890,462
Class Y                                                                   1,000

================================================================================
Net Assets
Total increase                                                       24,849,505
-------------------------------------------------------------------------------
Beginning of period                                                          --
                                                                   ------------
End of period                                                      $ 24,849,505
                                                                   ============

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

See accompanying Notes to Financial Statements.


                           19 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                Class A          Class B          Class C          Class Y
                                                -------          -------          -------          -------
                                                Period           Period           Period           Period
                                                Ended            Ended            Ended            Ended
                                                Oct. 31,         Oct. 31,         Oct. 31,         Oct. 31,
                                                1998(1)          1998(1)          1998(1)          1998(1)
=========================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $10.00           $10.00           $10.00           $10.00
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment gain (loss)                        (.02)            (.05)            (.05)             .01
Net realized and unrealized gain                   .85              .82              .81              .87
                                                ------           ------           ------           ------
Total income from investment
operations                                         .83              .77              .76              .88
---------------------------------------------------------------------------------------------------------

Net asset value, end of period                  $10.83           $10.77           $10.76           $10.88
                                                ======           ======           ======           ======
=========================================================================================================
Total Return, at Net Asset Value(2)               8.30%            7.70%            7.60%            8.80%

=========================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $14,607           $7,654           $2,587               $1
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $7,185           $3,521           $1,271               $1
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income (loss)                     (0.33)%          (1.06)%          (1.07)%           0.05%
Expenses                                          1.59%            2.35%            2.35%            1.09%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                       117.2%           117.2%           117.2%           117.2%

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $35,369,696 and $12,659,920, respectively.

See accompanying Notes to Financial Statements.


                           20 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer MidCap Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                           21 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,793,000, expiring in 2006.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the period ended October 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $12,197, a decrease in accumulated net investment loss of $68,156, and an increase in accumulated net realized loss on investments of $55,959.


                           22 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Period Ended October 31, 1998(1)
                                              --------------------------------
                                              Shares                Amount
-------------------------------------------------------------------------------
Class A:
Sold                                          1,814,456             $21,297,357
Redeemed                                       (465,228)             (5,325,237)
                                              ---------             -----------
Net increase                                  1,349,228             $15,972,120
                                              =========             ===========
-------------------------------------------------------------------------------
Class B:
Sold                                          1,028,170             $12,132,431
Redeemed                                       (317,192)             (3,514,767)
                                              ---------             -----------
Net increase                                    710,978             $ 8,617,664
                                              =========             ===========
-------------------------------------------------------------------------------
Class C:
Sold                                            332,549             $ 3,888,969
Redeemed                                        (92,016)               (998,507)
                                              ---------             -----------
Net increase                                    240,533             $ 2,890,462
                                              =========             ===========
-------------------------------------------------------------------------------
Class Y:
Sold                                                100             $     1,000
Redeemed                                             --                      --
                                              ---------             -----------
Net increase                                        100             $     1,000
                                              =========             ===========

1. For the period from December 1, 1997 (commencement of operations) to October 31, 1998.


                           23 Oppenheimer MidCap Fund

-------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
-------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $141,099 was composed of gross appreciation of $1,600,088, and gross depreciation of $1,458,989.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the period ended October 31, 1998 was 0.75% of the average annual net assets for Class A, Class B, Class C and Class Y shares.

               For the period ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $176,556, of which $47,171 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $20,117, $248,554 and $23,256, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $14,208. During the period ended October 31, 1998, OFDI received contingent deferred sales charges of $2,858 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

               The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the period ended October 31, 1998, OFDI paid $1,022 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.


                           24 Oppenheimer MidCap Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the period ended October 31, 1998, OFDI retained $29,665 and $9,054, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $293,874 for Class B and $41,722 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell index futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                           25 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts  (continued)

As of October 31, 1998, the Fund had outstanding futures contracts as follows:

                                                         Number of    Valuation as of      Unrealized
Contract Description                 Expiration Date     Contracts    October 31, 1998     Appreciation
-------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
Standard & Poor's MidCap 400 Index   12/17/98            6            $1,009,200           $53,025

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the period ended October 31, 1998.


                           26 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer MidCap Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer MidCap Fund (the Fund) at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 1, 1997 (commencement of operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1998, by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                           27 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 Oppenheimer MidCap Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Bridget A. Macaskill, Chairman of the Board of Trustees
                           and President
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         Robert C. Doll, Jr., Vice President
                         Bruce Bartlett, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants  PricewaterhouseCoopers LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer MidCap Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer MidCap Fund. For material information concerning theFund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                           28 Oppenheimer MidCap Fund

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

==================================================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

==================================================================================================================
Stock Funds
------------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

==================================================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

==================================================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

==================================================================================================================
Municipal Bond Funds
------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

==================================================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                           29 Oppenheimer MidCap Fund

                      [This page intentionally left blank]

                                [GRAPHIC OMITTED]

Internet
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---------------------------------------

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---------------------------------------
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---------------------------------------

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      And when you need help, our Customer Service Representatives are only a
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      You can count on us whenever you need assistance. That's why the
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      So call us today, or visit us at our website at
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                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.
RA0745.001.1098  December 30, 1998